UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2013

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Company and Comerica Bank Amend Revolving Canadian Credit Agreements to extend the maturity on the $2.0 million specialized export facility.

Manitex Liftking, ULC (‘Liftking”), a wholly owned subsidiary of Manitex International, Inc. (the “Company”) has $2.0 million specialized export facility with Comerica Bank (‘Comerica”) which was scheduled to mature on March 11, 2013. On January 31, 2013 Liftking executed Amendment No. 1 to Amended and Restated Letter Agreement dated December 23, 2011, Exhibit 10.1 (the “Amendment”) and the Amended and Restated Specialized Equipment Facility Master Note, Exhibit 10.2 (the “Note”). The principal purpose for executing the Amendment and the Note was to extend the maturity date of the facility to April 1, 2014. Additionally, Comerica received a $10,000 commitment fee in connection with this Note.

The Export Facility is guaranteed by the Company and Export Development Canada, (“EDC”) a corporation established by an Act of Parliament of Canada. In connection with the extension of the maturity date the Company and Manitex LLC, a wholly owned subsidiary of the Company, also executed the following documents:

•	Reaffirmation of Manitex International, Inc. Guaranty (the “Company Reaffirmation”) Exhibit 10.3

•	Reaffirmation of Manitex, LLC Guaranty (“LLC Reaffirmation”) Exhibit 10.4

•	Declaration of Borrower (the “Declaration”) Exhibit 10.5

•	Guarantor Waiver executed by Manitex International, Inc. and Manitex, LLC (the “Waiver”) Exhibit 10.6

•	EDC Acknowledgement (the “Acknowledgement”) Exhibit 10.7

The principal purpose of the above five documents is to reaffirm or to extend guarantees and rights previously granted to Comerica or the EDC.

The above descriptions of the Amendment, the Note, the Company’s Reaffirmation, LLC Reaffirmation, the Declaration, the Waiver and the Acknowledgement are qualified in their entirety by reference to the copies of such amendments, notes, reaffirmations, declaration, waiver and acknowledgement attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: February 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Letter Agreement dated December 23, 2011.

10.2	Amended and Restated Specialized Equipment Facility Master Note

10.3	Reaffirmation of Manitex International, Inc. Guaranty

10.4	Reaffirmation of Manitex, LLC Guaranty

10.5	Declaration of Borrower

10.6	Guarantor Waiver executed by Manitex International, Inc. and Manitex, LLC

10.7	Acknowledgement of Manitex International, Inc. and Manitex, LLC